                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
         -----------------------------------------------------------

                                 FORM 8-K/A-1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        AUGUST 9, 2001 (JUNE 29, 2001)
        --------------------------------------------------------------

                             HANOVER DIRECT, INC.
        -------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   1-12082
                      ----------------------------------
                           (COMMISSION FILE NUMBER)

             DELAWARE                                     13-0853260
-----------------------------------              -----------------------------
   (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
         OF INCORPORATION)                          IDENTIFICATION NUMBER)

       1500 HARBOR BOULEVARD
       WEEHAWKEN, NEW JERSEY                                 07087
-----------------------------------                     --------------
       (ADDRESS OF PRINCIPAL                              (ZIP CODE)
        EXECUTIVE OFFICES)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          ---------------


----------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

            This Form 8-K/A-1 amends and supplements the Form 8-K of Hanover Direct, Inc. (the "Company") filed on July 2, 2001.

   ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On June 29, 2001 (the "Closing Date"), the Company completed the sale of certain assets and liabilities of its Improvements business (the "Business") to HSN LP, a division of USA Networks, Inc.'s Interactive Group, for approximately $33.0 million. The purchase price was determined by arms'-length negotiations between the parties. The sale was made pursuant to an Asset Purchase Agreement, dated as of June 13, 2001, as amended by Amendment No. 1 thereto, dated as of June 20, 2001 (as amended, the "Asset Purchase Agreement"), among the Company, LWI Holdings, Inc., a wholly-owned subsidiary of the Company (the "Seller" and, together with the Company, the "Seller Parties"), HSN LP (the "Purchaser Parent"), HSN Improvements, LLC (the "Purchaser") and HSN Catalog Services, Inc. ("HSN Catalog" and, together with the Purchaser and the Purchaser Parent, the "Purchaser Parties").

           The purchase price is subject to post-closing adjustment in an amount that is dependent upon the level of the working capital of the Business as of the Closing Date. If, and only in the event that, the amount of the working capital deficit of the Business as of the Closing Date, as finally determined by the Seller and the Purchaser (such determination of the working capital deficit is subject to adjustment in the manner set forth in the Asset Purchase Agreement), is greater than the estimated working capital deficit of the Business as of the Closing Date, as determined by the Seller no later than five days prior to the Closing Date (such determination of the working capital deficit is subject to adjustment in the manner set forth in the Asset Purchase Agreement), then the Seller will be required to pay the Purchaser the amount of such excess. In no event shall the Purchaser be required to make any post-closing payment to the Seller based on the level of working capital of the Business as of the Closing Date. The amount, if any, of the working capital adjustment has not yet been determined.

           The purchase price is also subject to post-closing adjustment in an amount that is dependent upon the financial performance of the Business during fiscal 2001. The maximum amount that the Seller may be required to pay to the Purchaser as a result of this adjustment is $5,387,000. In no event shall the Purchaser be make required to make any post-closing payment to the Seller based upon the financial performance of the Business during fiscal 2001. The amount, if any, of such adjustment has not yet been determined.

           The Asset Purchase Agreement contains representations and warranties by the Seller Parties and the Purchaser Parties to each other that are customary in agreements of this type. In the Asset Purchase Agreement, HSN Catalog Services agreed to offer continued employment to the employees of the Business.

           In the Asset Purchase Agreement, the Seller Parties have agreed, on a joint and several basis, to indemnify the Purchaser Parties for, among other things, any damages that the Purchaser Parties may suffer as a result of any breach of the representations, warranties and covenants made by the Seller Parties in the Asset Purchase Agreement, any breach of the representations, warranties and covenants made by the Seller Parties or Keystone Internet Services, Inc., a wholly-owned subsidiary of the Company ("Keystone"), in the Direct Marketing Services Agreement (as such term is defined below), the imposition of any tax related to the Business for any periods prior to the Closing Date, the operation of the Business prior to the Closing Date, or the existence prior to the Closing Date of any environmental liability of the Business. The indemnity obligations of the Seller Parties are subject to certain specified ceilings and thresholds. In the Asset Purchase Agreement, the Purchaser Parties have agreed, on a joint and several basis, to indemnify the Seller Parties for, among other things, any damages that the Seller Parties may suffer as a result of any breach of the representations, warranties and covenants made by the Purchaser Parties in the Asset Purchase Agreement or the Direct Marketing Services Agreement, the imposition of any tax related to the Business for any periods after the Closing Date, the operation of the Business after the Closing Date, or the failure to pay the liabilities of the Business that have been assumed by the Purchaser Parties.

           The Asset Purchase Agreement also provides that a portion of the purchase price shall be repaid to the Purchaser in the event that Keystone fails to perform in all material respects its obligations under the Direct Marketing Services Agreement during the first two years of the term thereof. The amount that may have to be repaid to the Purchaser (the "Contingent Amount") is the lesser of (i) $2,000,000 of the amount held in escrow pursuant to the Escrow Agreement (as defined below) or (ii) the aggregate amount in the escrow fund under the Escrow Agreement.

           The Seller, the Purchaser and Chase Manhattan Bank, as escrow agent, have entered into an Escrow Agreement, dated as of the Closing Date (the "Escrow Agreement"). The purpose of the Escrow Agreement is to provide a fund for (i) the payment, if any, to the Purchaser of the post-closing adjustment to the purchaser price that is tied to the level of working capital of the Business as of the Closing Date, (ii) the payment of the Contingent Amount and (iii) the indemnity obligations of the Seller Parties under the Asset Purchase Agreement. Pursuant to the Escrow Agreement, $3,000,000 of the purchase price for the Business has been deposited into escrow. On July 1, 2002, an amount equal to $750,000 less the sum of all then outstanding claims by the Purchaser under the Escrow Agreement shall be released to the Seller. On December 30, 2002, an additional amount equal to $250,000 less the sum of all then outstanding claims by the Purchaser under the Escrow Agreement shall be released to the Seller. On June 30, 2003, the remaining amount held in escrow, less the sum of all then outstanding claims by the Purchaser under the Escrow Agreement, shall be released to the Seller.

           On the Closing Date, Keystone, the Purchaser and the Purchaser Parent entered into a Direct Marketing Services Agreement (the "Direct Marketing Services Agreement") pursuant to which Keystone agreed to provide certain fulfillment services to the Business for a period of three years, subject to automatic renewal for successive one-year periods and subject to early termination in certain circumstances. In the event of any such renewal, the prices charged by Keystone under the Direct Marketing Services Agreement will be renegotiated.

           The foregoing description of the Asset Purchase Agreement is qualified in its entirety by the copy of such agreement attached hereto as an exhibit and incorporated herein by reference.

   ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

        (a)    Financial Statements of Businesses Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               The required pro forma financial information will be filed no later than 60 days from the date that the initial report on Form 8-K was required to be filed.

        (c)    Exhibits.

               2.1 Asset Purchase Agreement, dated as of June 13, 2001, among Hanover Direct, Inc., LWI Holdings, Inc., HSN LP, HSN Improvements, LLC and HSN Catalog Services, Inc. (The disclosure schedules and other exhibits to this agreement are not being filed herewith. The Company shall furnish a copy of such schedules and exhibits to the Commission upon its request.)

               2.2 Amendment No. 1, dated as of June 20, 2001, to the Asset Purchase Agreement, dated as of June 13, 2001, among Hanover Direct, Inc., LWI Holdings, Inc., HSN LP, HSN Improvements, LLC and HSN Catalog Services, Inc. (The schedules to this agreement are not being filed herewith. The Company shall furnish a copy of such schedules to the Commission upon its request.)

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HANOVER DIRECT, INC.
                                          -----------------------------
                                                   (Registrant)

   August 9, 2001                         By:   /s/ Brian C. Harriss
                                          ------------------------------
                                          Name:  Brian C. Harriss
                                          Title: Executive Vice President and
                                                 Chief Financial Officer